UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 26, 1999


                               HAVEN BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                    000-21628
                            (Commission File Number)


                                   11-3153802
                      (I.R.S. Employer Identification No.)


                  615 MERRICK AVENUE, WESTBURY, NEW YORK 11590
               (Address of principal executive offices) (Zip Code)

                                 (516) 683-4100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5. OTHER EVENTS

     On April 20, 1999, Haven Bancorp, Inc. issued a press release regarding its earnings for the first quarter of 1999. This press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)  Financial Statements of the Business Acquired.
              Not Applicable.

         (b)  Pro Forma Financial Information.
              Not Applicable.

         (c)  Exhibits.
              99.1 Press Release, dated April 20, 1999.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HAVEN BANCORP, INC.
                                 (Registrant)



Date:  April 26, 1999          By:  /s/  Catherine Califano
                                    ---------------------------
                                    Catherine Califano
                                    Senior Vice President and
                                      Chief Financial Officer